SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                              -------------------


                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 April 9, 1998
-------------------------------------------------------------------------------
                       (Date of Earliest Event Reported)


                            Pennichuck Corporation
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


       New Hampshire                   0-18552                02-0177370
----------------------------   ------------------------  ----------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                   Identification Number)


                Four Water Street, Nashua, New Hampshire 03060
-------------------------------------------------------------------------------
         (Address of principal executive offices, including Zip Code)


                                (603) 882-5191
-------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)



                                FORM 8-K REPORT


Item 2. Acquisition or Disposition of Assets.
---------------------------------------------


On April 9, 1998, Pennichuck Corporation (the "Registrant") acquired certain water utility assets from the Town of Hudson, New Hampshire (the "Town") for $7.5 million pursuant to an Agreement of Purchase and Sale of Assets dated November 5, 1997. This purchase immediately followed the Town's acquisition of those assets (in addition to certain water utility assets located within the Town) from an investor-owned water utility which previously served the Town and surrounding communities. The Registrant acquired these water utility assets through a new, wholly-owned subsidiary, Pennichuck East Utility, Inc. ("Pennichuck East") which will be a regulated water utility. As a result of this purchase, the Registrant expects to add approximately 3,600 new customers to its existing customer base and annual revenues from these added customers is estimated to be $2.3 million.

The water utility assets acquired by the Registrant / Pennichuck East consist principally of water transmission and distribution mains, hydrants, wells, pump stations and pumping equipment, water services and meters, vehicles and a certain tract of land and building serving as the previous utility's administrative office. The assets are located in the New Hampshire towns of Litchfield, Pelham, Windham, Londonderry, Derry, Raymond and Hooksett, an area adjacent to the service franchise served by the Registrant's principal operating subsidiary, Pennichuck Water Works, Inc.

In order to finance this purchase from the Town, the Registrant and Pennichuck East obtained bank loans from the Registrant's bank, Fleet Bank-NH. Under a separate swap agreement between the Registrant, Pennichuck East, Fleet Bank-NH and Fleet National Bank, the $7.5 million financing has been structured as two separate notes, in the principal amounts of $3 million and $4.5 million, with maturities of 2 and 7 years and fixed interest rates of 6.20% and 6.50%, respectively. These notes are secured by, among other things, the operating assets of Pennichuck East.

The Agreement of Purchase and Sale of Assets is attached hereto as Exhibit
28.3.


Item 7. Financial Statements and Exhibits.
------------------------------------------

Pursuant to Item 7(b)(2), the pro forma financial information relating to this transaction is not included with this initial report on Form 8-K and such pro forma financial information will be filed no later than 60 days from the date of this report.



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                                        Pennichuck Corporation
                                        ---------------------------------------
                                        (Registrant)



April 24, 1998                          /s/ Charles J. Staab
-------------------------------         ---------------------------------------
Date                                    Charles J. Staab, Vice President,
                                        Treasurer and Chief Financial Officer



                               LIST OF EXHIBITS
                               ----------------


      28.3 Agreement of Purchase and Sale of Assets dated November 5, 1997 between Pennichuck Corporation and the Town of Hudson, New Hampshire